UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2020

GUARDION HEALTH SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38861	44-4428421
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15150 Avenue of Science, Suite 200

San Diego, CA 92128

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 605-9055

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GHSI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 1, 2020, Guardion Health Sciences, Inc., a Delaware corporation (the “Company”), received a determination letter (the “Letter”) from the staff (the “Staff”) of the Nasdaq Stock Market LLC (“Nasdaq”) stating that the Company has not regained compliance with the minimum bid price requirement of $1.00 per share for continued listing of the Company’s common stock, par value $0.001 per share (the “Common Stock”), on the Nasdaq Capital Market, as set forth in Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”). As previously disclosed, the Common Stock had not been at least $1.00 per share for a minimum of ten (10) consecutive trading days at any time during the initial 180-calendar day compliance period granted to the Company which ended on March 19, 2020, or during the second 180-calendar day compliance period granted to the Company which was extended through November 30, 2020 due to extraordinary market conditions.

Pursuant to the Letter, unless the Company requests a hearing to appeal this determination by 4:00 p.m. Eastern Time on December 8, 2020, the Common Stock will be delisted from the Nasdaq Capital Market, trading of the Common Stock will be suspended at the opening of business on December 10, 2020, and a Form 25-NSE will be filed with the Securities and Exchange Commission, which will remove the Common Stock from listing and registration on the Nasdaq Capital Market.

As previously disclosed, the Company plans to request a hearing before the Nasdaq Hearings Panel (the “Panel”) to appeal the Letter during the time period provided for appeal as noted above. While the appeal process is pending, the suspension of trading of the Common Stock will be stayed, a Form 25-NSE will not be filed, and the Common Stock will continue to trade on the Nasdaq Capital Market until the hearing process concludes and the Panel issues a written decision.

There can be no assurance that the Panel will grant the Company’s request for a suspension of delisting or continued listing on the Nasdaq Capital Market

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUARDION HEALTH SCIENCES, INC.
Date: December 2, 2020
	By:	/s/ David Evans
	Name:	David Evans
	Title:	Interim Chief Executive Officer and Interim President